Exhibit 99.1
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chairman and Chief Executive officer of Nortek, Inc. (the "Company") and Vice President, Controller and Chief Financial Officer of the Company, does hereby certify that to the undersigned's knowledge:

1)	the Company's Form 10-Q for the period ended September 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

the information contained in the Company's Form 10-Q for the period ended September 28, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 12, 2002	/s/ Richard L. Bready
Richard L. Bready
Chairman Chief Executive Officer
Nortek, Inc.

Dated:	November 12, 2002	/s/ Almon C. Hall
Almon C. Hall
Vice President, Controller and Chief Financial Officer
Nortek, Inc.